RAPID Tests for EARLIER Treatment

Investor Presentation

Slide 2

Forward Looking Statements

Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions, and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to develop, manufacture, market and finance new products and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Other factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Slide 3

Investment Summary

•	Develops, Manufactures & Markets Point-of-Care Diagnostic Tests (POCTs) Using Company's Patented DPP® Platform Technology
•	Current Revenues Primarily from HIV & Syphilis POCTs Sold Globally
•	Profitable FY2009-2011 & 9 Months of 2012
‐	Anticipate Strong Fourth Quarter 2012 Sales
•	Partnered with Leading License & Distribution Partners in U.S. & South America
•	Recent FDA Approval of Oral Fluid HIV Test
‐	First DPP® test approved by FDA
•	Strong Pipeline of POCTs
•	Experienced Management Team

Slide 4

Selected Financial Data FY2008 – 2011 & 9 Mos 2012
Anticipate Reporting Record Revenues Again for FY2012

See Graphics

Slide 5

POCT’s – A Growing Global Market
Converting Lab Tests to POC and Creating New Markets

Est. $10B Global POCT Market; >$45B Total In-Vitro DX Market

See Graphic

Slide 6

Chembio Target POCT Markets – 2013-2016

•	HIV
•	Significant Position with Lateral Flow Tests in US and Globally
•	DPP® Oral Fluid HIV Test FDA Approved 12/19/2012
•	$75MM US Market; $250MM Global Donor-Funded Market; Self-Testing Over-the-Counter Potential
•	Syphilis
•	High Rates of Co-Infection with HIV, No POCT in U.S.
•	Two DPP® Products in Pipeline – Potential $75MM Market
•	Hepatitis-C
•	Potential Baby Boomer Testing Cohort Represents Potential 80MM 1x Testing Opportunity; New Therapeutics
•	DPP® Product in development
•	Other New POCT Markets TBD in the US & Globally

Slide 7

New Product Commercialization Estimated Timelines – U.S. & International

2013
•	DPP® Oral Fluid and Blood Rapid HIV Assay CLIA Waiver & Launch
•	International
o	HIV-Syphilis
2014
•	DPP® Syphilis Screen/Confirm
•	DPP® HIV-Syphilis Assay
•	International
o	HIV OTC
o	HCV

2015
•	DPP® HCV Assay*
•	HIV OTC*
•	4th Gen. &/or Assays with New Detection and Reader Technologies
* Subject to ongoing market assessment

Complementing Strong US and Global Revenue Base

Slide 8

Chembio’s Patented Technology Platforms:
In-Licensed Lateral Flow and Patented Dual Path Platform (DPP®)

•	DPP® - A Patented POCT Platform Technology
‐	Enables Improved Performance, Multiplexing, Sample Control, Line Clearance, Detection Systems

‐	Validated with Numerous Partners, Regulatory Agencies
‐	Patents Issued in US and Multiple Countries
‐	Continuing Prosecution & Expansion of IP

See Graphics

Slide 9

Revenue Primarily from 3 FDA-Approved Rapid HIV Tests Sold Globally

•	Large International Screening Programs (PEPFAR) - Distribution and Direct Sales
•	Lateral Flow Products in US Exclusive through Alere
•	DPP® FDA Approved Dec. 2012
‐	Marketing Options - Direct Sales and/or Distribution

See Graphics

Slide 10

Collaboration with FIOCRUZ in Brazil

•	Oswaldo Cruz Foundation (FIOCRUZ)
‐	Key Supplier to Brazilian Federal Ministry of Health
‐	Aggregate of $23MM in DPP® Tech. Transfer Contracts
‐	Approximately 50% Completed 2011-2012

•	Potential New Products & Collaborations in Brazil with FIOCRUZ & Others
‐	Public Market
‐	Private Market

See Graphics

Slide 11

DPP HIV®1/2 Assay: FDA-Approved December, 2012

Clinical Trial Performance Data on Finger Stick Whole Blood and Oral Fluid samples

See Graphics

Analytical Data Show Detection of Sero-conversion Samples Earlier than all FDA Approved Lateral Flow HIV Tests

Slide 12

DPP HIV 1/2 Assay –Anticipated U.S. Launch – 2H:13

•	Uses Proprietary SampleTainer™ Sample Collection System
•	Excellent Performance, Similar Procedure for All Sample Matrices
•	CLIA Waiver Studies Pending
•	Market Opportunity

‐	Become Preferred Oral Fluid HIV Test
‐	Demonstrate Earlier Detection Capability on Blood Samples

See Graphics

Slide 13

U.S. Rapid HIV Test Market

•	Estimated $75MM Market
‐	10% Average Annual Growth
‐	~50,000 New Infections Annually
‐	Routine Testing Reimbursed
‐	Improved Treatments
•	Market Share Estimates
‐	Orasure - Market leader - 60% share
‐	Chembio’s Lateral Flow (Alere) - 25% share
‐	Trinity & Others -15%
•	Trend Toward “4th Generation” Assays
‐	Chembio Developing “D” DPP®

Slide 14

U.S. HIV Self-Testing  “OTC” Opportunity
•	Chembio Uniquely Positioned
•	Filing IDE Q1 2013 for Sure Check HIV
•	Pre-IDE Self-Testing Studies Show 100% Accuracy (n=300)
•	Can Also Pursue for DPP® Oral Fluid Test

See Graphics

Slide 15

Pipeline: DPP® Syphilis Screen & Confirm Test

•	First Dual POCT for Syphilis Enables Confirmation & Treatment At POC
•	CE Marked
•	FDA Meeting Q1 RE: Clinical Pathway
•	Clinical Trials and FDA Submission Anticipated 2013
•	Anticipated U.S. Market Launch 2014

See Graphics

Slide 16

Pipeline: DPP® HIV-Syphilis Multiplex Test

•	High Co-Infection Rates, Particularly in MSM
•	Adds Syphilis Test Line to Already FDA-Approved HIV Assay
•	Excellent Pre-Clinical Data
•	Discussing Regulatory Pathway with FDA-CBER & CDRH Q1 -2013

See Graphics

Slide 17

Pipeline: Rapid Hepatitis C Point-of-Care Diagnostic

•	Data Published in Journal of Clinical Virology showed good performance of Chembio's 1st Generation Prototype Assay
•	Completed Feasibility to Establish Performance Comparable to Only POCT HCV Test – 2013 R&D to incorporate additional value-added features
•	Recent CDC recommendations for testing on everyone born between 1945-1964
•	Anticipated Timeline
‐	Development & Clinical Trials – 2013-2014
‐	US Market Launch Anticipated - 2015

See Graphic

Slide 18

New POCT Markets Will Require Even Lower Levels of Detection

Potential New POCTs: HIV 4th Gen., HCV, CT-NG, HSV, Maternal Health and Cardiac Markers Assays Incorporating Unique DPP® Features

See Graphics

Slide 19

Chembio is Investing in Developing the Capabilities to Meet Future POCT Market Requirements

Incorporating A Selected Detection Technology DPP® Prototype Has Achieved >16-fold Increase in Limit of Detection For a Virus Analyte

See Graphics

Slide 20

Future DPP® POCTs Will Be Connected to Readers to Record and Transmit Results
See Graphics

Slide 21

Strong Revenue & Operating Income Growth in FY 2012
•	Brazil Revenues Up Significantly vs. 2011
•	Increased U.S. Sales Through Alere
•	Large International Orders Received in Q3-4 Shipped in Q4 and anticipate in Q1 2013
•	Strong Outlook for 2013

In (000’s)	YTD Sept. 30, 2012		YTD Sept. 30, 2011
Net Product Revenues	$16,919		$ 11,516
Non-Product Revenues	$ 825		$ 1,655
TOTAL REVENUES	$17,744		$ 13,171
GROSS MARGIN	$ 7,632	43%	$6,647	50%
OPERATING COSTS:
Research and Development exp	$ 3,364	19%	$3,697	28%
Selling, G&Administrative exp	$ 3,522	20%	$2,413	18%
	$ 6,886		$6,110
INCOME FROM OPERATIONS	$ 746		$ 537
OTHER INCOME (EXPENSES):	$ (2)		$ (9)
NET INCOME-Before Taxes	$ 744	4%	$ 528	4%
Income tax (benefit) provision	$ 295		$ -
NET INCOME	$ 449	3%	$ 528	4%

Slide 22

CEMI Selected Share & Balance Sheet Data

(in millions except per share and daily volume data)

Ticker Symbol (NASDAQ)	CEMI
Price 12/31/12	$4.73
52-Week High	$5.80
52-Week Low	$3.10
Outstanding Shares	8.00
Market Capitalization	$38.8
Fully Diluted Shares	8.8
Management Holding	1.6
Average Daily Volume (3 months)	52,000

Options	Amt.	Avg. Ex. Price
578K held by Mgmt. & Board	764K	$2.08

($ in millions)	Sept.’12	Dec'11	Dec. '10
Cash	$ 3,290	$ 3,011	$ 2,136
Total Current Assets	9,601	8,992	7,637
Total Assets	$16,140	$ 15,486	$ 9,086

Total Current Liabilities	2,761	2,858	3,076
Total Liabilities	2,856	2,991	3,277

Total Equity	13,284	12,495	5,809

Total Liabilities & Stockholders’ Equity	$16,140	$ 15,486	$ 9,086

See Graphics

Slide 23

Leadership

Executive                                                                                 Joined Company:
Lawrence Siebert	Chairman & CEO	2002
Richard Larkin	CFO	2003
Javan Esfandiari	SVP R&D	2000
Tom Ippolito	VP Regulatory, Clinical, QA/QC	2005
Sharon Klugewicz	VP QA/QC & Technical Operations	2012
Rick Bruce	VP Operations	2000
Michael Steele	VP Sales Marketing & Bus. Dev.	2012

Independent Directors                                                                                     Joined Board:
Gary Meller, MD, MBA	2005
Katherine Davis, MBA	2007
Barbara DeBuono, MD, MPH	2011
Peter Kissinger, Ph.D	2011

Slide 24

Organization & Facility

•	FDA & USDA- Approved Development & Manufacturing Facility

•	28,000 Sq. Ft. Leased Facility in Medford, NY

Total Employment: Approx. 170

Reg. & Clinical QA &QC	15
SG&A	11
Research & Development	29
Operations	116

See Graphics

Slide 25

Investment Summary

•	Develops, Manufactures & Markets Point-of-Care Diagnostic Tests (POCTs) Using Company's Patented DPP® Platform Technology
•	Current Revenues Primarily from HIV & Syphilis POCTs Sold Globally
•	Profitable FY2009-2011 & 9 Months of 2012
‐	Anticipate Strong Fourth Quarter 2012 Sales
•	Partnered with Leading License & Distribution Partners in U.S. & South America
•	Recent FDA Approval of Oral Fluid HIV Test
‐	First DPP® test approved by FDA
•	Strong Pipeline of POCTs
•	Experienced Management Team

See Graphic

Slide 26

Investment Summary

•	Develops, Manufactures & Markets Point-of-Care Diagnostic Tests (POCTs) Using Company's Patented DPP® Platform Technology
•	Current Revenues Primarily from HIV & Syphilis POCTs Sold Globally
•	Profitable FY2009-2011 & 9 Months of 2012
‐	Anticipate Strong Fourth Quarter 2012 Sales
•	Partnered with Leading License & Distribution Partners in U.S. & South America
•	Recent FDA Approval of Oral Fluid HIV Test
‐	First DPP® test approved by FDA
•	Strong Pipeline of POCTs
•	Experienced Management Team

See Graphic

Chembio Diagnostics, Inc.
RAPID tests for EARLIER treatments

Thank You